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                                     [LETTERHEAD]


J V Tanna Esq, Chairman,
Altris Software Ltd,
Altris House,
53-55 Uxbridge Road,
Ealing,
London W5 5SA


Your Ref:                          Our Ref: WNJP/DLM             26 August, 1997



Dear Mr Tanna,

OVERDRAFT FACILITY AND OTHER FACILITIES

We Lloyds Bank Plc (the "Bank") are pleased to continue to offer Altris Software Limited an overdraft facility on account number 1408939 on the following terms and conditions.

AMOUNT The maximum aggregate amount outstanding under the facility at any one time (calculated on the basis of cleared funds) shall not exceed L400,000.

AVAILABILITY        Any amounts from time to time owing under the facility are repayable on demand but it is the Bank's present intention to make the facility available until 31st August 1998. All monies from time to time owing to the Bank under this facility shall be repaid no later than this date or such later date as may from time to time be advised in writing by the Bank. The amounts owing at any time may include interest, costs or charges debited to the account in accordance with the terms of this letter.

INTEREST Interest is calculated on the cleared daily balance of the account and will be payable on amounts owing at 2.00% per annum over the Bank's Base Rate from time to time (currently 9.00% per annum in total).

                    Interest will be debited to the account monthly in arrears (normally on the 22nd of each month or on the next working day) and additionally on the date upon which the facility ceases to be available.

                    The Bank's Base Rate may be varied (either up or down) by the Bank at any time. Notice of changes will be displayed in the branch of the Bank where your account is held.
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COSTS AND CHARGES   Charges will be payable on the account monthly as follows:

                    Lloyds Bank Commercial Service Itemised Tariff.

                    These charges will be debited to the account and may be varied by the Bank at any time and notice of changes will be advised to you.

                    An arrangement fee of L2000.00 is payable. This will be debited to the account in the next few days.

SECURITY It is a condition of this facility that amounts owing shall be secured by the following:
                    A debenture in the Bank's standard form (AD47) over the company's property, assets and undertakings.

                    A guarantee in the Bank's standard form for L300000, given by Altris Inc.

FINANCIAL INFO.     Whilst this facility remain available you should provide to the Bank copies of any financial information that the Bank may from time to time reasonably request, including:

                    (a)  your consolidated audited annual accounts, and

                    (b)  your quarterly management accounts,

                    as soon as possible after the end of the period to which they relate.

OTHER FACILITIES    An open credit facility of L15,000 to cover arrangements to cash the Company's cheques at other banks or at branches of the Bank other than any one time have been cashed but not yet forwarded to the Bank's Horley branch for payment

                    A LloydsLink facility of L100,000 to cover sterling payment instructions telephoned by the company to agents of the Bank in order for the payments to be made by automated means.
                    The limit detailed above is the maximum total value of such instructions for payment on any one day
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PERIOD OF OFFER     Please confirm your acceptance of the facilities offered by returning the attached duplicate of this letter with the acknowledgement signed in accordance with the bank mandate currently held by the Bank. If such confirmation is not received by this office by 26th September 1997 the offer will lapse.


Yours faithfully,
For and on behalf of Lloyds Bank Plc


/s/ David F Boran
Senior Manager





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I hereby acknowledge and accept the terms of your offer dated 26th August 1997 of which this is a duplicate and agree all the terms and conditions therein contained.

For and on behalf of Altris Software Ltd


Signed by        D. Bantin         (name)        T.A. Wright          (name)
          -------------------------          -------------------------

          /s/ D. Bantin       (signature)    /s/ T.A. Wright     (signature)
          --------------------               --------------------

               5/1/98           19 (date)         5/1/98           19 (date)
          -------------------------          -------------------------

THIS DOCUMENT CREATES LEGAL OBLIGATIONS. BEFORE SIGNING YOU MAY WISH TO TAKE INDEPENDENT ADVICE.

To be signed in accordance with the account mandate held by the Bank.